T. Rowe Price Emerging Europe Fund

Supplement to Summary Prospectus dated March 1, 2013

The portfolio manager table under “Management” is supplemented as follows:

Effective November 1, 2013, Ulle Adamson will join S. Leigh Innes as co-portfolio manager of the T. Rowe Price Emerging Europe Fund. Ms. Innes is expected to be on maternity leave from approximately December 1, 2013 until on or about July 15, 2014. During the time that Ms. Innes is on maternity leave, Ms. Adamson will serve as the interim portfolio manager with day-to-day responsibility for managing the fund’s portfolio. Ms. Innes will resume her role as the fund’s sole portfolio manager once she returns from maternity leave. Ms. Adamson joined T. Rowe Price International in 2002.

The date of this supplement is October 29, 2013.

F131-041-S 10/29/13